Statements Of Operations - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
INVESTMENT INCOME:
Interest income	$ 643,835	$ 274,965
EXPENSES:
Brokerage fees	3,635,886	3,147,327
Administrative expenses	389,364	338,595
Custody fees and other expenses	27,494	27,293
Total expenses	4,052,744	3,513,215
NET INVESTMENT LOSS	(3,408,909)	(3,238,250)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	22,714,487	10,358,000
Foreign exchange translation	(168,897)	(306,844)
Net change in unrealized:
Futures and forward currency contracts	751,472	1,695,698
Foreign exchange translation	(70,706)	81,567
Net gains (losses) from U.S. Treasury notes:
Realized
Net change in unrealized	33,057	(107,158)
Total net realized and unrealized gains	23,259,413	11,721,263
NET INCOME	19,850,504	8,483,013
LESS PROFIT SHARE TO GENERAL PARTNER	1,753,733	449,760
NET INCOME AFTER PROFIT SHARE TO GENERAL PARTNER	$ 18,096,771	$ 8,033,253